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                                                                  Exhibit 10.1.4

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
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     This Fifth Amendment to Loan and Security Agreement, dated as of June 4,
1998, (this "Fifth Amendment") by and between Vita Food Products, Inc., a Nevada corporation, (herein the "Borrower"), and American National Bank and Trust Company of Chicago, a national banking association, and successor to NBD Bank (the "Bank");

                                   WITNESSETH

     WHEREAS, the Borrower and the Bank have heretofore entered into a Loan and Security Agreement dated as of March 20, 1995 (as amended, extended, modified or supplemented from time to time the "Credit Agreement"), pursuant to which the Bank has agreed to consider making certain loans to the Borrower pursuant to the terms and on the conditions set forth therein;

     WHEREAS, the Borrower and the Bank mutually desire to further amend the Credit Agreement to revise certain provisions thereof;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, the parties hereto agree as follows;

     1. (a) Section 2.1 of the Credit Agreement is amended by deleting the number "$5,250,000" on the twelfth line thereof and inserting in its place the number "$4,750,000."

        (b) Section 2.3 of the Credit Agreement is amended by deleting the number "$5,250,000" contained on the fourth line thereof and inserting in its place the number "$4,750,000."

        (c) Section 10 of the Credit Agreement is amended by adding the following covenant as Section 10.6 thereof;

"Year 2000 Compliance   The Borrower will take all action reasonably necessary
     to assure that the "Year 2000 Problem" (defined as the risk that computer applications or embedded systems used by the Borrower or its customers may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999) will not have a material adverse effect on the business, operations or financial condition of the Borrower. The Borrower has reviewed the areas within its business and operations that could be adversely affected by, and has developed and is implementing a plan to address on a timely basis, the Year 2000 Problem. Upon the Bank's request, the Borrower will provide the Bank with a description of its plan to address the Year 2000 Problem, including updates and progress reports. The Borrower will promptly advise the Bank, in writing, of any material adverse effect on its business, operations or financial condition which has occurred or is reasonably anticipated to occur arising from the Year 2000 Problem and its impact on the Borrower or its customers."

        (d) Exhibit L of the Credit Agreement is amended and restated in its entirely by

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the Amended and Restated Revolving Note appearing as Schedule 1 hereto and all references to the Revolving Note contained in the Credit Agreement shall mean and be references to said Amended and Restated Revolving Note.

     2. Borrower agrees that it shall further execute and deliver to the Bank a replacement Revolving Note in the form of Schedule 1 hereto together with additional or further documents, including without limitation, any amended or replacement notes, necessary to further effectuate the intent and purpose of the Credit Agreement and this Fifth Amendment.

     3. Borrower represents and warrants that:

     (a) The execution, delivery and performance of this Fifth Amendment and the replacement Revolving Note by the Borrower is within its corporate powers, has been duly authorized, and is not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, or order or award of an arbitrator, court or governmental authority, or of the terms of its Article of Incorporation or By-Laws or of any contract to which it or its property may be bound or affected.

     (b) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and is duly qualified to do business, and is in good standing, in all additional jurisdictions where such qualification is necessary under applicable law. Borrower has all requisite corporate power to execute and deliver this Fifth Amendment. The Credit Agreement, as amended by this Fifth Amendment, and the replacement Revolving Note are each valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms.

     (c) The most recent financial statements delivered to the Bank in accordance with the Credit Agreement are complete and accurate in all material respects and present fairly the financial condition of the Borrower as of such date and the results of its operations for the periods covered thereby, in accordance with generally accepted accounting principles. There has been no material adverse change in the condition of the Borrower, financial or otherwise, since the date of such statements.

     (d) After giving effect to the amendments contained herein, the representations and warranties contained in the Credit Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

     4. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Illinois without reference to conflict of laws principles.

     5. Except as specifically amended hereby, the Credit Agreement, and any and all certificates, instruments and other documents executed pursuant thereto shall in all respects continue in full force and effect. Except as otherwise expressly defined herein, all terms used in this Fifth Amendment shall have the respective meanings set forth in the Credit Agreement.

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Witness the due execution hereof as of this 4 day of June, 1998, which shall be the effective date of this Fifth Amendment, notwithstanding the day and year first above written.


American National Bank                     Vita Food Products, Inc.
and Trust Company of Chicago


By:                                        By:
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 Its: Loan Officer                          Its: Vice President & CFO
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